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                               FIRST AMENDMENT

   FIRST AMENDMENT, dated as of July 31, 1996 (this "Amendment"), to the Guarantee and Security Agreement, dated as of March 3, 1993 (as amended, supplemented or otherwise modified from time to time, the "Guarantee"), between Consolidated Cigar Holdings Inc. (the "Parent Guarantor") and The Chase Manhattan Bank (as successor by merger to The Chase Manhattan Bank, N.A.), as agent (in such capacity, the "Agent").

                                 WITNESSETH:

   WHEREAS, the Parent Guarantor is a party to the Guarantee and has requested that the Agent amend the Guarantee as more fully set forth herein;

   WHEREAS, the Agent is willing to consent to such amendment only upon the terms, and subject to the conditions, set forth herein;

   NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Parent Guarantor and the Agent hereby agree as follows:

   1. Definitions. All terms defined in the Guarantee shall have such defined meanings when used herein unless otherwise defined herein.

   2. Amendment of Section 6.02. Section 6.02 of the Guarantee hereby is amended by inserting therein, immediately before the period at the end thereof, the following:

   "; provided that nothing contained herein shall be deemed to prohibit the Parent Guarantor from making a non-interest bearing promissory note in the principal amount of $70,000,000, payable to Mafco Consolidated Group".

   3. Conditions to Effectiveness. This Amendment shall become effective on and as of the date upon which (a) the Consent and Tenth Amendment, dated as of the date hereof, to the Credit Agreement shall have become effective in accordance with its terms and (b) the Agent shall have received counterparts of this Amendment, duly executed by the Parent Guarantor.

   4. Representations and Warranties. The Parent Guarantor, as of the date hereof and after giving effect to the consents and waivers contained herein, hereby confirms, reaffirms and restates the representations and warranties made by the Company in Section 8 of the Credit Agreement and otherwise in the Credit Documents to which the Parent Guarantor or any of its Subsidiaries is a party; provided that each reference to the Guarantee therein shall be deemed to be a reference to the Guarantee after giving effect to this Amendment.

   5. Continuing Effect of Guarantee. This Amendment shall not constitute a waiver or amendment of any other provision of the Guarantee not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of




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the Parent Guarantor that would require a waiver or consent of the Agent.
Except as expressly amended herein, the provisions of the Guarantee are and shall remain in full force and effect.

   6. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

   7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                          CONSOLIDATED CIGAR HOLDINGS INC.
                                          BY: /s/ Gary R. Ellis
                                             --------------------------------
                                             Name: Gary R. Ellis
                                             Title: Senior VP & CFO

                                          THE CHASE MANHATTAN BANK (as
                                          successor by merger to The Chase
                                          Manhattan Bank, N.A.), as Agent and
                                          as a Bank

                                          By: /s/ Bruce S. Borden
                                             --------------------------------
                                             Name: Bruce S. Borden
                                             Title: Vice President